Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On May 12, 2006, AMDL, Jade and Jade’s shareholders entered into the stock purchase agreement, pursuant to which AMDL acquired 100% of the outstanding capital stock of JPI and its two PRC-based wholly owned pharmaceutical manufacturing subsidiaries. On closing of the stock purchase agreement, AMDL issued 13,715,000 pre-reverse split (2,743,000 post-reverse split) shares of its common stock and options to purchase an additional 2,500,000 pre-reverse split (500,000 post-reverse split) shares of its common stock in exchange for all of the outstanding shares of JPI. The acquisition will be accounted for as a purchase.

The following Unaudited Pro Forma Condensed Combined Balance Sheet of AMDL as of June 30, 2006 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2005 and for the six months ended June 30, 2006, give effect to the acquisition of JPI as if the transaction occurred, for balance sheet purposes, on June 30, 2006, and for statement of operations purposes, on January 1, 2005 and January 1, 2006, respectively. The following unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that would have been reported had such transactions actually occurred on the dates specified, nor are they indicative of future results of operations or financial condition.

The unaudited pro forma condensed combined financial statements have been prepared on currently available information and assumptions deemed appropriate by management of AMDL. The pro forma condensed combined financial statements are based on and should be read in conjunction with, and are qualified in their entirety by, the historical financial statements and notes thereto of AMDL and in the reports and other documents filed by AMDL with the SEC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2006

						Pro Forma
	AMDL	JPI	Pro Forma			Combined
ASSETS	6/30/06	6/30/06	Adjustments			6/30/06
Current assets:
Cash and cash equivalents	$1,863,492	$258,746	$—			$2,122,238
Accounts receivable, net	—	1,545,654	—			1,545,654
Due from director	—	480,020	—			480,020
Inventories	78,167	437,121	—			515,288
Prepaid consulting	377,032	—	—			377,032
Other prepaid expenses and current assets	352,667	401,715	-			754,382

Total current assets	2,671,358	3,123,256	—			5,794,614
Intellectual property, net	1,508,333	—	—			1,508,333
Non-compete agreement	—	—	283,900		c	283,900
Other assets	5,757	—	—			5,757
Product licenses	—	—	180,665		c	180,665
Land use rights, net	—	1,200,769	2,116,354		c	3,317,123
Property and equipment, net	15,789	9,296,461	-			9,312,250

Total Assets	$4,201,237	$13,620,486	$2,580,919	$		20,402,642

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$411,360	$1,435,126	$—			$1,846,486
Value added tax payable	—	481,113	—			481,113
Income taxes payable	—	—	—			—
Customer deposits	—	—	—			—
Short term loan	—	1,787,522	-			1,787,522

Total current liabilities	411,360	3,703,761	—			4,115,121
Long-term liabilities:
Long-term loan	—	2,892,512	-			2,892,512

Total liabilities	411,360	6,596,273	—			7,007,633

Stockholders’ equity:
Preferred stock, $0.001 par value	—	—	—			—
Common stock, $0.001 par value	33,487	1	13,715		a	9,441
			(1)		b
			(37,761)		h
Additional paid-in-capital	34,029,092	603,864	9,591,417		a	43,658,270
			(603,864)		b
			37,761		h
Other comprehensive income	—	49,053	(49,053)		b	—
Retained earnings (accumulated deficit)	(30,272,702)	6,371,295	(6,371,295)		b	(30,272,702)

Total stockholders’ equity	3,789,877	7,024,213	2,580,919			13,395,009

Total Liabilities and Stockholders’ Equity	$4,201,237	$13,620,486	$2,580,919	$		20,402,642

	Unaudited Pro Forma Combined Statement of Operations
	and comprehensive income
	For the Six Months Ended June 30, 2006
							Pro Forma
		AMDL, INC.	JPI	Pro Forma			Combined
		6/30/06	6/30/06	Adjustments			6/30/06

Net revenues		$33,100	$3,095,503	$—	$		3,128,603
Cost of sales		12,489	1,461,405	—			1,473,894

Gross profit		20,611	1,634,098	—			1,654,709
Operating expenses:
Research and development		119,245	—	—			119,245
General, administrative and selling		1,521,053	622,710	99,366		f	2,243,129

Total expenses		1,640,298	622,710	99,366			2,362,374

Income (loss) from operations		(1,619,687)	1,011,388	(99,366)			(707,665)
Other income (expense):
Interest income (expense), net		14,700	(149,268)	—			(134,568)
Other income		—	11,481	—			11,481

Income (loss) before provision for income taxes		(1,604,987)	873,601	(99,366)			(830,752)
Provision for income taxes		—	44,257	—			44,257

Net income (loss)		(1,604,987)	829,344	(99,366)			(875,009)
Other comprehensive income – foreign currency translation		—	8,287	—			8,287

Other comprehensive income (loss)	$	(1,604,987)	$837,631	$(99,366)			$(866,722)

Loss per common share, basic and diluted							$(0.10)

Weighted average common shares outstanding, basic and diluted						d	8,806,086

	Unaudited Pro Forma Combined Statement of Operations
	and comprehensive income
	For the Year Ended December 31, 2005
							Pro Forma
		AMDL, INC.	JPI	Pro Forma			Combined
		12/31/05	12/31/05	Adjustments			12/31/05

Net revenues		$67,565	$6,917,939	$—			$6,985,504
Cost of sales		12,595	3,908,187	—			3,920,782

Gross profit		54,970	3,009,752	—			3,064,722
Operating expenses:
Research and development		272,650	—	—			272,650
General, administrative and selling		2,327,024	1,143,709	198,731		g	3,669,464

Total expenses		2,599,674	1,143,709	198,731			3,942,114

Income (loss) from operations		(2,544,704)	1,866,043	(198,731)			(877,392)
Other income (expense):
Interest income (expense), net		38,039	(193,442)	—			(155,403)
Other income		—	7,564	—			7,564

Income (loss) before provision for income taxes	$	(2,506,665)	$1,680,165	$(198,731)	$		(1,025,231)
Provision for income taxes		—	79,470	—			79,470

Net Income (loss)		(2,506,665)	1,600,695	(198,731)			(1,104,701)
Other comprehensive income – foreign currency translation		—	40,766	—			40,766

Other comprehensive income (loss)	$	(2,506,665)	$1,641,461	$(198,731)	$		(1,063,935)

Loss per common share, basic and diluted							$(0.14)

Weighted average common shares outstanding, basic and diluted						e	7,745,887

AMDL, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

a)	In connection with the acquisition, the Company issued 13,715,000 pre-reverse split (2,743,000 post-reverse split) shares of its common stock and options to purchase an additional 2,500,000 pre-reverse split (500,000 post-reverse split) shares of its common stock, in exchange for all of the outstanding common stock of Jade Pharmaceutical, Inc. (“JPI”). For purposes of these combined pro forma financial statements, the closing price of the Company’s common stock on June 30, 2006 ($0.65 pre-reverse split) was used to determine the purchase price. The Company determined the value of the options to purchase 2,500,000 pre-reverse split (500,000 post-reverse split) shares of common stock to be issued as additional consideration using the Black-Scholes option pricing model. The total purchase consideration was determined as follows:

Shares issued (13,715,000 x $0.65)	$8,914,750
Options issued (2,500,000)	690,382

Total purchase consideration	$9,605,132

b)	As a result of the acquisition, the equity accounts of JPI will be eliminated.

c)	The excess of the purchase consideration over the fair value of net assets acquired is $2,580,919 and was computed as follows:

Purchase consideration	$9,605,132
JPI net assets acquired	(7,024,213)

Excess purchase consideration	$2,580,919

The Company will have an independent valuation performed of the net assets acquired to determine the final purchase price allocation. For purposes of these pro forma combined financial statements, the preliminary allocation of excess purchase price is as follows:

Land use rights	$2,116,354
Product licenses acquired	180,665
Non-compete agreement	283,900

Excess purchase consideration	$2,580,919

d)	For purposes of these pro forma combined financial statements, the weighted average number of common shares outstanding used in the loss per share calculation was increased by 2,743,000 post-reverse split shares to give effect as if the shares issued for the acquisition were issued and outstanding for the entire six month period ended June 30, 2006. The effect of the options to purchase 500,000 post-reverse split shares issued as additional purchase consideration was excluded from the computation of the diluted loss per share, as their effect would be anti-dilutive. The following is a reconciliation of the post reverse split weighted average shares outstanding.

Weighted average shares outstanding at June 30, 2006 – post reverse split:

AMDL, Inc.	6,063,086
JPI	1

Subtotal	6,063,087
Add effect of issuance of shares as purchase consideration	2,743,000
Less JPI share acquired	(1)

Weighted average shares outstanding - pro forma; basic and diluted	8,806,086

e)	For purposes of these pro forma combined financial statements, the weighted average number of common shares outstanding used in the loss per share calculation was increased by 2,743,000 post-reverse split shares to give effect as if the shares issued for the acquisition were issued and outstanding for the entire year ended December 31, 2005. The effect of the 500,000 post-reverse split options issued as additional purchase consideration was excluded from the computation of the diluted loss per share, as their effect would be anti-dilutive. The following is a reconciliation of the weighted average shares outstanding.

Weighted average shares outstanding at December 31, 2005 – post reverse split:

AMDL, Inc.	5,002,887
JPI	1

Subtotal	5,002,888
Add effect of issuance of shares as purchase consideration	2,743,000
Less JPI share acquired	(1)

Weighted average shares outstanding - pro forma; basic and diluted	7,745,887

f)	The indicated pro forma adjustment relates to the amortization of the acquired intangibles for the six month period ended June 30, 2006. The acquired intangibles will be amortized over their estimated useful lives on a straight line basis. The estimated useful life of land use rights, non-compete agreement, and the product licenses is 20 years, 5 years and 5 years, respectively. Amortization of the acquired intangibles was computed as follows:

Land use rights ($2,116,354 / 20 years = $105,818 x 6/12)	$52,909
Non-compete agreements ($283,900 / 5 years = $56,780 x 6/12)	28,390
Product licenses ($180,665/ 5 years = $36,133 x 6/12)	18,067

Total amortization expense	$99,366

g)	The indicated pro forma adjustment relates to the amortization of the acquired intangibles for the year ended December 31, 2005. The acquired intangibles will be amortized over their estimated useful lives on a straight line basis. The estimated useful life of land use rights, non-compete agreement, and the product licenses is 20 years, 5 years and 5 years, respectively. Amortization of the acquired intangibles was computed as follows:

Land use rights ($2,116,354 / 20 years = $105,818)	$105,818
Non-compete/employment agreements ($283,900 / 5 years = $56,780)	56,780
Product licenses ($180,665 / 5 years = $36,133)	36,133

Total amortization expense	$198,731

h)	The indicated pro forma adjustment relates to the reverse split of 1 for 5 shares. For purposes of these pro forma combined financial statements, the number of common shares decreased by 26,789,000 shares to give effect as if the reverse split of shares occurred at the beginning of 2006.

Common shares pre reverse split (33,487,000 x $0.001)	$33,487
Shares issued for purchase pre reverse split (13,715,000 x $0 .001)	13,715

47,202
Post split common shares (9,440,400 x 0.001)	< 9,441>

Adjustment to common stock	$37,761